SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 1, 2005

Buckeye Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road P.O. Box 368 Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     At 5:00 p.m. on March 31, 2005, Buckeye GP LLC (the “General Partner”), the general partner of Buckeye Partners, L.P. (the “Partnership”), completed its previously announced solicitation of consents of the Partnership’s unitholders (“Unitholders”) to amend the Unit Option and Distribution Equivalent Plan of the Partnership (the “Plan”). The Partnership’s Unitholders voted to approve the amendments to the Plan, and, accordingly, the Plan was amended and restated effective as of April 1, 2005.

     Of the 34,281,246 limited partnership units (“Units”) outstanding as of the record date, 20,719,168 Units, or 60.44%, were voted. Holders of 18,430,530 Units, or 53.76% of the total Units outstanding, voted in favor of the amendments. Holders of 1,995,999 Units voted against the amendments, and holders of 292,639 Units abstained.

     The amendments to the Plan increased the number of Units authorized for issuance under the Plan from 720,000 Units (of which 680,400 were granted prior to the effectiveness of the amendments) to 1,400,000 Units. The amendments to the Plan also (i) update the description of which employees are eligible to receive option grants under the Plan, (ii) eliminate references to the loan program of the General Partner, which is no longer in effect, (iii) permit participants to pay the exercise price of options through a broker-assisted exercise under Regulation T of the Federal Reserve Board, (iv) extend the term of the Plan to the earlier of April 1, 2025 or the date on which all Units available for issuance under the Plan have been issued, (v) limit the increase in distribution equivalents based on achievement of corporate performance goals to a maximum of 200% of the distribution equivalents otherwise credited to the optionee’s account, and (vi) make other clarifying and updating changes consistent with current applicable law.

     The amended and restated Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amended and Restated Unit Option and Distribution Equivalent Plan of the Partnership, dated as of April 1, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	/s/ Stephen C. Muther

Stephen C. Muther Senior Vice President Administration, General Counsel and Secretary

Dated: April 4, 2005

Exhibit Index

Exhibit

10.1	Amended and Restated Unit Option and Distribution Equivalent Plan of the Partnership, dated as of April 1, 2005